UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       BUSINESS OUTSOURCING SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        Nevada                                                   98-0583166
(State of incorporation                                       (I.R.S. Employer
    or organization)                                         Identification No.)

1001 SW 5th Avenue, Suite 1100, Portland, Oregon                   97204
     (Address of principal executive offices)                    (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
-------------------                               ------------------------------

  Not Applicable                                           Not Applicable

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box [X]

Securities Act registration statement file number to which this form relates:
(if applicable) 333-158386

       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common stock, par value $0.001 per share

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The description of the Registrant's securities contained under "Description of Securities" in the Registrant's Registration Statement on Form S-1, filed with the commission under File No. 333-158386 on September 9, 2009, is incorporated by reference into this registration statement, as updated by the Registrant's Form 10-K filed with the commission under File No.333-158386 on February 28, 2011.

ITEM 2. EXHIBITS.

The following Exhibits are filed with this registration statement:

3.1 Articles of Incorporation. (Attached as Exhibit 3.1 to our Registration Statement on Form S-1 originally filed with the SEC on April 2, 2009 and incorporated herein by reference.)

3.2 Bylaws. (Attached as Exhibit 3.2 to our Registration Statement on Form S-1 originally filed with the SEC on April 2, 2009 and incorporated herein by reference.)

4.1 Specimen Stock Certificate (Attached as Exhibit 4.1 to our Registration Statement on Form S-1 originally filed with the SEC on April 2, 2009 and incorporated herein by reference.)

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
                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

BUSINESS OUTSOURCING SERVICES, INC.


By: /s/ Guilbert Cuison
   ------------------------------------
   Guilbert Cuison
   President
   (Principal Executive Officer,
   Principal Accounting Officer and
   Principal Financial Officer)

Date: April 4, 2011


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